Exhibit 99.1

INNOVATE Announces Early Results of Exchange Offer of Senior Secured Notes and Solicitation of Consents
and Extends Availability of Total Early Exchange Consideration
NEW YORK, July 31, 2025 - INNOVATE Corp. (NYSE: VATE) (“INNOVATE” or the “Company”) today announced the early participation results as of 5:00 p.m., New York City time, on July 30, 2025 (the “Early Participation Deadline”) of its previously announced exchange offer and consent solicitation (the “Exchange Offer”) to eligible holders of its 8.5% Senior Secured Notes due 2026 (the “Existing Senior Secured Notes”) to exchange such Existing Senior Secured Notes for newly issued 10.5% Senior Secured Notes due 2027 (the “New Senior Secured Notes”). Additionally, the Company today announced that it will extend eligibility to receive the Total Early Exchange Consideration (as defined below) in the Exchange Offer through the Expiration Deadline (as defined below).
The Company has been advised by Global Bondholder Services Corporation, the exchange agent and information agent for the Exchange Offer, that the aggregate principal amount of Existing Senior Secured Notes indicated in the table below were validly tendered and not withdrawn at or prior to the Early Participation Deadline:

CUSIP No.	Title of Security	Principal Amount Outstanding	Existing Senior Secured Notes Tendered and Accepted (Principal Amount)
Rule 144A CUSIP: 404139 AJ6 Regulation S CUSIP: U40462 AF7(1)	8.500% Senior Secured Notes due 2026	US$330,000,000	US$328,067,000

(1)    The Exchange Offer is not being made in respect of any Existing Senior Secured Notes that are held under CUSIP No. 404139 AK3 and institutional accredited investors that are not QIBs (as defined below) will not be eligible to participate. As of July 1, 2025, no Existing Senior Secured Notes were held under that CUSIP.
The Existing Senior Secured Notes tendered for exchange constitute 99.41% of all outstanding Existing Senior Secured Notes. This satisfies the minimum exchange condition to the Exchange Offer requiring participation of at least 98% of the outstanding principal amount of the Existing Senior Secured Notes.
The deadline to validly withdraw tenders in the Exchange Offer has passed. Accordingly, the Existing Senior Secured Notes that were validly tendered and not withdrawn at or prior to the Early Participation Deadline may not be withdrawn, except in limited circumstances where additional withdrawal rights are required by law.
The Company currently expects that the early settlement of the Exchange Offer will occur on August 4, 2025, subject to all conditions to the Exchange Offer having been satisfied or waived by the Company.
The New Senior Secured Notes will have substantially the same terms as the Existing Senior Secured Notes, except that the New Senior Secured Notes will (i) have a maturity date of February 1, 2027, (ii) have an interest rate of 10.5%, with the first payment delivered in the form of additional exchange consideration and the second payment being made in kind, and (iii) include updated covenants.
Pursuant to the terms of the Exchange Offer, the holders of the Existing Senior Secured Notes that have been tendered for exchange consented to proposed amendments (the “Proposed Amendments”) to the terms of the Existing Senior Secured Notes to eliminate substantially all of the restrictive covenants, events of default and related provisions in a customary exit consent solicitation and to subordinate the liens on the collateral securing the Existing Senior Secured Notes. The requisite consents for adoption of the Proposed Amendments have been received and following early settlement of the Exchange Offer and adoption of the Proposed Amendments any Existing Senior Secured Notes that remain outstanding will be subordinated obligations of the Company and the guarantors thereof.
The expiration deadline for the Exchange Offer is midnight (end of day), New York City time, on August 13, 2025 (the “Expiration Deadline”), unless extended by the Company. The Company currently expects that the final settlement of the Exchange Offer will occur on August 15, 2025, subject to all conditions to the Exchange Offer having been satisfied or waived by the Company.
As previously announced, the total early exchange consideration to be paid in the Exchange Offer for Existing Senior Secured Notes that were validly tendered and not withdrawn at or prior to the Early Participation Deadline and accepted for purchase (the “Total Early Exchange Consideration”) will be US$1,020 in principal amount of New Senior Secured Notes, which will include an early exchange premium of US$20 per $1,000 principal amount of New Senior Secured Notes (the “Early Exchange Premium”). The Company is amending the Exchange Offer to provide that the Early Exchange Premium will be payable in respect of all Existing Senior Secured Notes that are validly tendered and not withdrawn at or prior to the Expiration Date.
The Company will not make any cash payment in respect of accrued and unpaid interest on Existing Senior Secured Notes that are accepted for exchange. New Senior Secured Notes will accrue interest from August 1, 2025. The Company does not intend to make payment of interest on the Existing Senior Secured Notes on August 1, 2025. Accordingly, holders of Existing Senior Secured Notes will not receive any interest payment on that date and Eligible Holders (as defined below) whose Existing Senior Secured Notes are accepted for exchange will instead receive an additional $52.50 principal amount of New Senior Secured Notes per $1,000 principal amount (corresponding to the amount of Interest that would have accrued in the interest period for the Existing Senior Secured Notes ended August 1, 2025 had the New Senior Secured Notes been outstanding during that interest period). As a result, holders receiving the Total Early Exchange Consideration would receive a total of $1,072.50 principal amount of New Senior Secured Notes per $1,000 principal amount of Existing Senior Secured Notes that are accepted for exchange.
Consummation of the Exchange Offer is conditioned on, among other things, the consummation of the following transactions previously announced by the Company in its press release dated July 17, 2025: (i) the Convertible Notes Exchanges, (ii) the 2020 Revolving Credit Agreement Extension Amendment, (iii) the CGIC Note Extension Amendment, (iv) the Spectrum Notes Extension, and (v) the R2 Note Extension Amendment (the “Concurrent Transactions Condition”). Such closing conditions may be waived by the Company, provided that a waiver of the Concurrent Transactions Condition also requires the consent of certain supporting noteholders.
Under the Existing Senior Secured Notes indenture, DBM Global Inc. is not a subsidiary guarantor, and the Company’s equity interests in DBM Global Inc. are pledged as collateral. This will remain the same under the New Senior Secured Notes Indenture. As of the date hereof, DBM Global Inc. is in good standing with its lenders and sureties.
Important Notes
This communication is not and shall not constitute (i) an offer to buy, or a solicitation of an offer to sell, the Existing Senior Secured Notes or any other securities, (ii) the solicitation of consents from any holders of the Existing Senior Secured Notes or any other securities, or (iii) an offer to sell, or the solicitation of an offer to buy, the New Senior Secured Notes or any other securities (together, “Securities”). There shall be no offering or sale of Securities, and no solicitation of consents from any holders of the Existing Senior Secured Notes or any other Securities, in any jurisdiction in which such offer, sale or solicitation would be unlawful. Any offer or solicitation will only be made pursuant to a separate disclosure or solicitation document and only to such persons and in such jurisdictions as permitted under applicable law. The offering of any Securities has not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”). No Securities may be offered or sold absent registration under the Securities Act or pursuant to an offer or sale under one or more exemptions from, or in a transaction not subject to, the registration requirements of the Securities Act.
The New Senior Secured Notes are being offered for exchange only (i) to “qualified institutional buyers” as defined in Rule 144A under the Securities Act (“QIBs”), and (ii) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in compliance with Regulation S under the Securities Act (each, an “Eligible Holder”).
Documents relating to the Exchange Offer will only be distributed to holders of the Existing Senior Secured Notes that complete and return a letter of eligibility confirming that they are Eligible Holders. Holders of the Existing Senior Secured Notes that desire a copy of the eligibility letter may contact Global Bondholder Services Corporation, the exchange agent and information agent for the Exchange Offer, by calling (855) 654-2015 (toll free) or at (212) 430-3774 (banks and brokerage firms) or visit the website for this purpose at https://gbsc-usa.com/eligibility/innovatecorp.
About INNOVATE
INNOVATE Corp. is a portfolio of best-in-class assets in three key areas of the new economy – Infrastructure, Life Sciences and Spectrum. Dedicated to stakeholder capitalism, INNOVATE employs approximately 3,100 people across its subsidiaries.
Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements generally relate to future events, such as the conduct, negotiation of definitive terms, holder participation, fulfillment or waiver of closing conditions and successful settlement of each of the refinancing transactions described in this press release. You are cautioned that such statements are not guarantees of future performance and that INNOVATE’s actual results may differ materially from those set forth in the forward-looking statements. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause INNOVATE’s actual expectations to differ materially from these forward-looking statements include INNOVATE’s exchanges of its debt securities and the other factors under the heading “Risk Factors” set forth in INNOVATE’s Annual Report on Form 10-K, as supplemented by INNOVATE’s quarterly reports on Form 10-Q. Such filings are available on INNOVATE’s website or at www.sec.gov. You should not place undue reliance on these forward-looking statements, which are made only as of the date of this press release. INNOVATE undertakes no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances, except as may be required under applicable securities laws.
Investor Contact
Solebury Strategic Communications
Anthony Rozmus
ir@innovatecorp.com
(212) 235-2691